UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT SUPPLEMENT

December 5, 2024

TO THE STOCKHOLDERS OF Athena Technology Acquisition Corp. II:

This is a supplement (this “Supplement”) to the definitive proxy statement of Athena Technology Acquisition Corp. II (the “Company”), dated November 21, 2024 (the “Proxy Statement”), that was sent to you in connection with the Company’s 2024 annual meeting (the “Annual Meeting”) scheduled for 12:30 p.m. (Eastern Time), on December 10, 2024, virtually, at www.virtualshareholdermeeting.com/ATEK2024.

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon, among other matters, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months (the “Third Extension”) from December 14, 2024 to September 14, 2025 (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the Company’s initial public offering of units of Class A common stock, par value $0.001 per shares (“Class A Common Stock”) and warrants to purchase shares of Class A Common Stock (the “IPO”) the lesser of (a) $25,000 and (b) $0.02 for each share of Class A Common Stock issued and outstanding that is subject to redemption and that has not been redeemed in accordance with the terms of the Charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Third Extension Amendment Proposal”).

On December 4, 2024, the Company announced that it had entered into a business combination agreement (the “Business Combination Agreement”) with Ace Green Recycling, Inc., a Delaware corporation (“Ace Green”), and the other parties thereto (the “Proposed Business Combination”). The Company intends to file a registration statement on Form S-4, including a preliminary proxy statement/prospectus (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for the purpose of soliciting stockholder approval of the Proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. If approved, the Company would consummate the Proposed Business Combination shortly thereafter. For additional information regarding the Proposed Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2024.

After the Registration Statement is declared effective, the Company will mail a definitive proxy statement relating to the Proposed Business Combination and other relevant documents to Company stockholders as of a future record date. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the business combination and the other matters to be voted upon at a special meeting of the Company to be held to approve the Proposed Business Combination (and related matters). If a stockholder redeems their shares of Class A Common Stock at the Annual Meeting in connection with the Third Extension Amendment Proposal, such stockholder will no longer be a stockholder of record and will not have an opportunity to vote on approving the Proposed Business Combination at such special meeting. This Supplement is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus to be contained therein or any other document that the Company will send to Company stockholders in connection with the Proposed Business Combination. This Supplement does not contain all the information that should be considered concerning the Proposed Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and Ace Green may also file other documents with the SEC regarding the Proposed Business Combination. Investors and security holders of the Company are advised to read, when available, the proxy statement/prospectus in connection with the Company’s solicitation of proxies for any special meeting to be held to approve the Proposed Business Combination (and related matters) and other documents filed in connection with the Proposed Business Combination, as these materials will contain important information about the Company, Ace Green and the Proposed Business Combination.

Except as described above, this Supplement does not otherwise modify or update any other disclosure presented in the Proxy Statement. In addition, this Supplement does not otherwise reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

Additional Information and Where to Find It

The Proxy Statement has been mailed to the Company’s stockholders of record as of the record date for the Annual Meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the Annual Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Sodali & Co., 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902; Telephone: (800) 662-5200 (toll-free); Email:ATEK.info@investor.sodali.com.

You are not being asked to vote on the Proposed Business Combination with Ace Green at this time. If the Third Extension is implemented and you do not elect to redeem your shares of Class A Common Stock at the Annual Meeting, you will retain the right to vote on the Proposed Business Combination with Ace Green when it is submitted to stockholders to the extent you remain a stockholder at the applicable time and you will retain the right to have your shares of Class A Common Stock redeemed for a pro rata portion of the trust account in the event the Proposed Business Combination with Ace Green is approved and completed or the Company has not consummated a business combination by the Extended Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 10, 2024: The notice of meeting and the accompanying proxy statement were first made available to stockholders on or about November 21, 2024 at www.virtualshareholdermeeting.com/ATEK2024.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING SHARES OF CLASS A COMMON STOCK AND WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com) BY 5:00 P.M. ET ON DECEMBER 6, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE ANNUAL MEETING, THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Neither the SEC nor any state securities commission has determined if the Proxy Statement, as supplemented by this Supplement, is accurate or complete. Any representation to the contrary is a criminal offense.

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors

/s/ Isabelle Freidheim
Isabelle Freidheim
Chair and Chief Executive Officer

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